SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                           --------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 22, 2002



                              HCB BANCSHARES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



         OKLAHOMA                      0-22423                62-1670792
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(State or Other Jurisdiction     Commission File Number       (I.R.S. Employer
    of Incorporation)                                        Identification No.)


        237 JACKSON STREET, SW, CAMDEN, ARKANSAS            71701
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        (Address of Principal Executive Offices)          (Zip Code)



       Registrant's Telephone Number, Including Area Code: (870) 836-6841
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.
           -------------

     On August 22, 2002, the Board of Directors of the Registrant announced that it was commencing a stock repurchase program to acquire up to 75,171 shares of its common stock, representing approximately 5% of the outstanding common stock. The program will be dependent upon market conditions and there is no guarantee as to the exact number of shares to be repurchased by the Registrant. The
Registrant also announced that it had completed its stock repurchase plan announced on April 19, 2002, repurchasing 79,128 shares at an average price of $16.33.

     Further information regarding the stock repurchase is set forth in a press release dated August 22, 2002, attached as Exhibit 99 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     The  following  exhibits are being filed as part of this Current  Report on
Form 8-K:

         Number             Description
         ------             -----------

          99                Press Release dated August 22, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HCB BANCSHARES, INC.


Dated: August 26, 2002                    By:/s/ Cameron D. McKeel
                                             -----------------------------------
                                             Cameron D. McKeel
                                             President
                                             (Duly Authorized Representative)